Exhibit 4.3

SECOND AMENDMENT
TO
ASSET PURCHASE AGREEMENT
DATED
DECEMBER 21, 2000,
FIRST AMENDED
MARCH 23, 2001

KEY

Defined Terms	Party
MSA	Minera San Augusto, S.A. de C.V.
ONCM	O.N.C. de Mexico S.A. de C.V.
National Gold	National Gold Corporation
Blakes	Blake, Cassels & Graydon LLP
SMVV	Sanchez-Mejorada, Velasco y Valencia
IWJ	Irwin, White & Jennings
Larios	Larios, Rodriguez del Bosque y de Buen
T-Mex	Tenedoramex S.A. de C.V.
Kennecott	Kennecott Minerals Company

INDEX

Tab	Document
A.	Pre-Closing
1.	Letter of Intent
B.	Closing
1.	Second Amendment Agreement
2.	T-Mex Advanced Amount Promissory Note – US$294,000
3.	Kennecott Advanced Amount Promissory Note – US$126,000
4.	T-Mex IVA Promissory Note - $1,102,500
5.	Kennecott IVA Promissory Note - $472,500
6.	T-Mex Deferred Closing Payment - $175,000
7.	Kennecott Deferred Closing Payment - $75,000
8.	T-Mex $1,225,000 Note
9.	Kennecott $525,000 Note
10.	T-Mex $525,000 Note
11.	Kennecott $225,000 Note
12.	T-Mex Debenture - $5,250,000
13.	Kennecott Debenture - $2,225,000
14.	RTE
15.	Confirmatory Letter
C.	Post-Closing
1.	Acknowledgement
2.	Registrable Security Agreements (to be prepared

Letter of Intent
To Amend
Various Mulatos Asset Purchase Agreement Documents
Effective July 15 2001

Parties to the Amendments

Seller/Debt Holder: Tenedoramex, S.A. de C.V. (TMEX)
Seller/Debt Holder: Kennecott Minerals Company (Kennecott)
Seller/Debt Holder: Accessions Mining (Accession)

Buyer/Debtor: National Gold, Inc. (National Gold)
Buyer/Debtor: ORC de Mexico, S.A de C.V. (ONCM)
Related Party: Mr. Albert Matter

Amendments

The following amendments to the specified documents that support the Mulatos Asset Purchase Agreement dated December 21, 2000 are described with respect to each document that requires a change. In the event that other changes to current documents or additional documents are require to properly record the intent of the concepts being addressed by the changes, all parties agree that such changes or document additions can be made. Unless otherwise qualified, all monetary amounts are presented on a 100% basis with respect to the combined interests of TMEX and Kennecott.

Advance Payment Promissory Notes Amendments
(USS294,000 TMEX, US$126,000 Kennecott)

Clause 1(i) of these promissory notes will be changed to reflect a new due date. The date will be changed from July 15, 2001 to December 31, 2001.

A new clause will be added which states that ONCM will pay TMEX and Kennecott on the designated 70/30 split, twenty percent (20%) of all debt or equity financing completed by National Cold until the Advance Payment Promissory Notes obligations are satisfied, and at least US$150,000 will have been cumulatively paid to TMEX and Kennecott by October 15, 2001. Payment received from any financing will be presented to TMEX and Accessions in the form of a cashiers check or wire transfer in dollars of the United States of America within 5 calendar days of receiving final approval for such financing from the Canadian Venture Exchange. Payment not made within that time period will be considered an act of default. The same obligation will apply to any National Gold proposed merger partner-that may merge with National Gold prior to National Gold meeting all of its financial obligations with respect to the Advance Payment Promissory Notes  - (the "Merger Partner”) provided that the obligations of the Merger Partner are contingent upon the completion of the merger and such obligations will become due and payable at closing of the merger.

IVA Promissory Notes Amendments
(C$1,102,500 TMEX, C$472,500 Kennecott)

Clause 1(i) of this promissory notes will be changed to reflect a new due. date. The due date will be changed from July 15, 2001 to October 15, 2001. However, in the event a refund is received prior to October 15, 2001, the payment is due, as per Clause 1 (ii) of the IVA Promissory Note.

National Gold shall maintain hedging agreements, as defined in Clause 46 of the Amendment to Asset Purchase Agreement, to protect National Gold and its affiliates against any risk of loss in respect of currency exchange or devaluation on the amount of the IVA Payment converted into Mexican pesos on the Closing Date and shall maintain the Hedge in full force and effect until the IVA Promissory Note and any replacements or substitutions therefore have been paid in full.

Any net gain on IVA refund and hedge transaction will be applied to the Advance Payment Promissory Note payment of US$150,000 due on October 15, 2001. The net gain determination will be net of all the costs National Gold incurred in setting up the hedge. Net gain/loss determinations will be made in Canadian dollars.

C$250 000 Promissory Notes Amendments
(C$175,000 TMEX, C$75,000 Kennecott)

Clause 1(i) of the promissory notes will be changed to reflect a new due date. The due date of July 15, 2001 will be replaced with a due date triggered by gold price. The notes will be due and payable on the earlier of the date which is 60-days after the 6-month trailing average gold price equals or exceeds US$300%z or December 31, 2008.

C$750,000 Promissory Notes
(C$25,000 TMEX, C$225,000 Kennecott)

Clause 1(i) of the promissory notes will be changed to reflect a new due date. The due date of September 26, 2001 will be replaced with a due date triggered by gold price. The notes will be due and payable on the earlier of the date which is 60-days after the 6month trailing average gold price equals or exceeds US$300/oz or December 31, 2008.

C$1,750,000 Promissory Notes Amendments
(C$1,225,000 TMEX and C$525,000 Kennecott)

Clause 1(i) of the promissory notes will be changed to reflect a new due date. The due date of March 18, 2002 will be replaced with a due date triggered by gold price. The notes will be due and payable on the earlier of the date which is 60-days after the 9-month trailing average gold price equals or exceeds US$300/oz or December 31, 2008.

C$7,500,000 Debentures Amendments
C$5,250,000 TMEX Debenture, C$2,250,000 Kennecott Debenture)

Clause 2.2, which refers to the payment of interest, will be changed to reflect a zero interest rate.

The "Maturity Date" of the debenture will be changed from December 31, 2004. The Maturity Date will be replaced with a due date triggered by gold price. The debentures will be due and payable on the earlier of the date which is 90-days after the 9-month trailing average gold price equals or exceeds US$325/oz or December 31, 2010. If the "trigger price" is reached before October 1, 2004, the due date will be December 31, 2004.

The debentures will be amended to secure all obligations of ONCM and National Gold.

Royalty for Technical Expertise ("RTE") Amendments (TMEX and Kennecott) Amendments

Clause 1 of these agreements will be modified to reflect a sliding scale royalty structure with respect to the gold price for gold and silver production. However, the royalty structure for all other metals and minerals produced (e.g. copper) will remain at 2% NSR, as per the established terms and conditions in the existing royalty agreement. The revised gold and silver royalty structure will be as follows:

Gold Price Range	Net Smelter Return Royalty 100% Basis
<=US$300/oz	1.0%
>US$300/oz <US=$325/oz	1.5%
>US$325/oz <US=$350/oz	2.0%
>US$350/oz <=US$375/oz	3.0%
>US$375/oz <=US$400/oz	4.0%
>US$400/oz	5.0%

A clause addressing the required payment of royalty reserve will be added to the agreements. A royalty reserve will be paid quarterly based on the average gold price for the quarter, as expressed in the following table. Payment will be made by the fifth calendar day of the month following the end of the prior quarter for which the royalty reserve payment was due. Royalty reserve payments will be used to offset some or all of the RTE royalty payment due in any particular month. RTE royalties due in excess of the royalty reserve payment can be subtracted from any carry forward balance of royalty reserve payments made in prior quarters.

Gold Price Range	Royalty Reserve Quarterly Payment 100% Basis (C$)
>=US$275/oz	$25,000
>US$275/oz <=US$325/oz	$75,000
>US$325/oz <=$350/oz	$112,500
>US$350/oz	$150,000

ONCM will be given the election to apply the accumulated balance of quarterly royalty reserve payments minus RTE payments to promissory note obligations or debenture obligations.

The royalty reserve will go into effect January 1, 2002 with the first quarterly payment due on or before April 5, 2002. The royalty reserve will stay in effect until all financial obligations defined by the promissory notes, debentures and the Asset Purchase Agreement and subsequent amendments have been met. The RTE will continue to be payable in accordance with its terms. Under no circumstance will the royalty reserve be refunded or returned.

Non-payment of the royalty reserve payments, as scheduled, will be considered a default with TMEX and Kennecott having all security provided by the following documents: Asset Purchase Agreement and Amendment to the Asset Purchase Agreement between ONCM and MSA; National Gold's Blanket Guarantee to MSA; National Gold's Security Agreement to MSA; and ONCM's Security Agreement.

Asset Purchase Agreement Amendments

An amendment will be drafted to assist ONCM in meeting outstanding payment obligations. The essence of the amendment will be that a .certain amount of money will be paid quarterly by ONCM for each ounces of gold produced (or gold equivalent ounce produced) from the mining concessions sold to ONCM. The following schedule will apply.

Gold Price Range	Capital Payment (US$/oz)
<=$275/oz	$5.00
>US$275/oz <=US$300/oz	$7.50
>US$300/oz <=$325/oz	$10.00
>U$325/oz <=US$350/oz	$12.50
> US$350/oz	$15.00

For calculation purposes, metals other than gold or mineral produced would be converted to a gold equivalent based on market price relationships between gold and the other commodities under consideration.

The payments made by ONCM will consider all payable mineral products produced regardless of the fact that they may be produced in a startup phase, testing mining phase or pilot plant phase.

The required payment amount per ounce of gold equivalent production will be based on the gold price defined for use in the calculation of Royalty for Technical Expertise (RTE). In the event that a royalty was not due on production under the RTE agreement, the determination of the gold price would be determined according to the RTE agreement.

Such payments will be paid to TMEX and Kennecott quarterly and will be allocated in priority to those debt obligations of ONCM with the earliest maturity dates. Payment shall be -made no later than the fifth calendar day of the month following the end of the quarter.

The capital payment obligation will be fulfilled upon National Gold and ONCM meeting all of their payment obligations to TMBX and Accessions, as defined by promissory notes, debentures) er the Asset Purchase Agreement and associated amendments.

Other Conditions

National Gold and ONCM agree that they will not us the names Placer Dome; Placer Dome Inc. or Kennecott in any press releases. The agreements are with Tenedoramex, S.A. de C.V. not Placer Dome.

TMEX and Kennecott have an interest in investigate the marketability of the debt instruments and royalties they hold regarding the Mulatos Project, ONCM and National Gold. In connection therewith, National Gold agrees to provide on request a waiver to any party, which may have a confidentiality agreement ("CA") with National Gold regarding the Mulatos Project upon the request of the party in question. The letter will state National Gold has waived its rights under the CA with respect to discussions with TMEX or Kennecott regarding the Mulatos Project. The form letter will-be provided at Closing in a form suitable to both TMFX and Kennecott. The Waiver will not restrict in any fashion the discussion TMEX or Kennecott may have with the party in question- National Gold will be obligated to respond to a request for a waiver within five calendar days of being requested to do so by the party covered by the CA. National Gold will also provide to TMEX and Kennecott a letter stating that National Gold has made this contractual commitment, which can be used by TMEX and Kennecott to initiate discussion with third parties covered by a National Gold CA. Such Waivers will be available to parties that currently have confidentiality agreements with National Gold or ONCM and parties that may enter into such agreements with National Gold or ONCM in the future. In the event that National Gold or ONCM commit a material default under any of its agreements with TMEX and Kennecott then National Gold shall forthwith upon request forward particulars of all parties under confidentiality agreements regarding the Mulatos Project.

The amended agreements will include a cross default provision, which will state that upon a default of any obligation under the Asset Purchase Agreement, the associated promissory notes and debentures or any amendment to those documents that all financial obligations will become due and payable.

All parties agree that it is not the intent of this term sheet or the amendment that may result from this term sheet to change the underlying financial security provisions of the Asset Purchase Agreement and supporting documents and agreements.

Conditions of Closing

The obligation of TMEX and Kenneeott to complete the amendments to the Mulatos Asset Purchase Agreement and supporting documents shall be subject to the following Closing Conditions:

1. Receipt of outstanding payments by TIMEX and Kennecott from ONCM for the interest on the IVA promissory note through June 30, 2001;

2. ONCM has paid the concession taxes for all mineral concessions listed in the Asset Purchase Agreement;

3. National Gold will issue a letter to Kennecott Minerals Company regarding their intent to default on the July 15, 2001 payments, identical to the letter supplied to TMEX; and

4. No conditions of default exist at the time of Closing, which have not been addressed by this term sheet.

Closing Date

Amendment documents to any and all documents requiting amendments will be completed and signed by all appropriate parties on or before August 21, 2001 in a place or manner mutually agreeable to all parties. TMEX, Kennecott, ONCM and National Gold shall use all commercially reasonable efforts to satisfy all requirements for Closing.

Disclaimer

This term sheet does not constitute a binding or enforceable agreement and does not create or impose any obligations on any of the parties hereto. Any agreement between the parties in respect of the subject matter of this term sheet will only become binding and enforceable upon execution by the parties of definitive agreements. Each of TMEX, Kennecott and Accessions hereby specifically reserves all of their respective rights under all of the existing agreements with National Gold and ONCM in respect of the Mulatos Project (the "Existing Agreements").

TMEX, Kennecott and Accessions hereby acknowledge that ONCM and National Cold are in default under the Existing Agreements. Notwithstanding that default, each of TMEX, Kennecott  and Accessions hereby confirms, on its own behalf and not on behalf of the others, that it will not exercise its rights to enforce its security under any of the Existing Agreements without further notice to National Gold and ONCM (the "Waiver"). However; each of TMEX, Kennecott and Accessions hereby expressly reserves the right, at any time, to give notice to National Gold and ONCM confirming that it has revoked the Waiver and intends to enforce its rights under the Existing Agreements.

Acceptance

The parties below agree to the above-amended terms and conditions to the Mulatos Asset Purchase Agreement dated December 21, 2001 and its supporting documents.

Tenedoramex, S.A. de C.V. (signed) “Mark Isto”	Date: July 27, 2001
Kennecott Minerals Company (signed)	Date : July 30, 2001
Accessions Mining (signed)	Date : July 30, 2001
O.N.C. de Mexico, S.A. de C.V. (signed) “Albert Matter”	Date : July 27, 2001
National Gold Corporation (signed) ”Albert Matter”	Date : July 27, 2001
Albert Matter (signed) ”Albert Matter”	Date : July 27, 2001

SECOND AMENDMENT AGREEMENT

Amendment Agreement dated August 21, 2001 made by O.N.C. de MEXICO S.A. de C.V. (“ONCM”), a corporation incorporated under the laws of the United States of Mexico, TENEDORAMEX, S.A. de C.V. (“T-Mex”), a corporation incorporated under the laws of the United States of Mexico, KENNECOTT MINERALS COMPANY (“Kennecott”), a corporation incorporated under the laws of the State of Delaware, in their own capacity and T-Mex in its capacity as security agent, NATIONAL GOLD CORPORATION (“National Gold”), a corporation organized and subsisting under the laws of Alberta and ALBERT MATTER.

WHEREAS Minera San Augusto, S.A. de C.V. (“MSA”) (originally a direct and indirect subsidiary of T-Mex and Accessions Mining Inc., an affiliate of Kennecott) owned certain mineral concessions and other assets used in connection with exploration and development activities on those concessions in the area of Mulatos in the United Mexican States (the “Mulatos Project”);

AND WHEREAS ONCM, a direct wholly-owned subsidiary of National Gold, entered into an asset purchase agreement dated as of December 21, 2000 amended on March 23, 2001, among MSA, ONCM and National Gold including, without limitation, the grant by ONCM to MSA of a 2% royalty for technical expertise (the “RTE”) (as such agreement is amended hereby and as may at any time or from time to time be further amended, supplemented or otherwise modified or restated, and together with all instruments, documents and ancillary agreements delivered pursuant thereto from time to time, the “Asset Purchase Agreement”) and MSA agreed to sell the Mulatos Project to ONCM on the terms and conditions set out in the Asset Purchase Agreement;

AND WHEREAS as a condition of the sale of the Mulatos Project by MSA, ONCM executed and delivered certain promissory notes (the “MSA Promissory Notes”) and a debenture (the “MSA Debenture”) (collectively, the “MSA Security”);

AND WHEREAS pursuant to an assignment and assumption agreement dated March 23, 2001 among MSA, National Gold, T-Mex and Kennecott (the “Assignment and Assumption Agreement”), MSA assigned a 70% interest in its right, title and interest in the Asset Purchase Agreement and the MSA Security to T-Mex and a 30% interest in its right, title and interest in the Asset Purchase Agreement and the MSA Security to Kennecott;

AND WHEREAS pursuant to the Assignment and Assumption Agreement, ONCM executed and delivered the following promissory notes issued in replacement and substitution of the MSA Promissory Notes in the principal amount of:

(a)

US$294,000 to T-Mex (the “T-Mex Advanced Amount Promissory Note”);

(b)

US$126,000 to Kennecott (the “Kennecott Advanced Amount Promissory Note”);

(c)

Cdn.$1,102,500 to T-Mex (the “T-Mex IVA Promissory Note”);

(d)

Cdn.$472,500 to Kennecott (the “Kennecott IVA Promissory Note”);

(e)

Cdn.$175,000 to T-Mex (the “T-Mex Deferred Closing Payment”);

(f)

Cdn.$75,000 to Kennecott (the “Kennecott Deferred Closing Payment”);

(g)

Cdn.$1,225,000 to T-Mex (the “T-Mex $1,225,000 Note”);

(h)

Cdn.$525,000 to Kennecott (the “Kennecott $525,000 Note”);

(i)

Cdn.$525,000 to T-Mex (the “T-Mex $525,000 Note”); and

(j)

Cdn.$225,000 to Kennecott (the “Kennecott $225,000 Note”);

(collectively, the T-Mex $1,225,000 Note, the Kennecott $525,000 Note, the T-Mex $525,000 Note, the Kennecott $225,000 Note, the T-Mex IVA Promissory Note, the Kennecott IVA Promissory Note, the T-Mex Advanced Amount Promissory Note, the Kennecott Advanced Amount Promissory Note, the T-Mex Deferred Closing Payment and the Kennecott Deferred Closing Payment are hereinafter referred to as the “Promissory Notes”);

AND WHEREAS pursuant to the Assignment and Assumption Agreement, ONCM executed and delivered the following debentures issued in replacement and substitution of the MSA Debenture in the principal amount of:

(a)

Cdn.$5,250,000 to T-Mex (the “T-Mex Debenture”);

(b)

Cdn.$2,250,000 to Kennecott (the “Kennecott Debenture”);

(collectively, the T-Mex Debenture and the Kennecott Debenture are hereinafter referred to as the “Debentures”);

AND WHEREAS on July 30, 2001 the parties entered into a non-binding letter of intent for the purpose of setting out their intention with respect to amending the Asset Purchase Agreement, the Promissory Notes and the Debentures;

AND WHEREAS National Gold guaranteed all obligations of ONCM under and in connection with the Asset Purchase Agreement pursuant to the Asset Purchase Agreement and a blanket guarantee dated March 23, 2001 (collectively, the “Guarantee”);

AND WHEREAS ONCM has requested certain amendments to the Asset Purchase Agreement, the Promissory Notes and the Debentures, and T-Mex and Kennecott have consented to and agreed to make such amendments on certain terms and conditions;

AND WHEREAS the parties wish to set out the terms of their agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the foregoing premises, the further advance of the said credit facilities, the sum of $2.00 in lawful money of Canada now paid by T-Mex and Kennecott to ONCM and National Gold and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby agree as follows:

Section 1.  Definitions.  All terms not otherwise defined herein and defined in the Asset Purchase Agreement shall have the same meaning herein as in the Asset Purchase Agreement.

Section 2.  Asset Purchase Agreement Amendments.

(a)

Notwithstanding Section 46 of the Amendment to Asset Purchase Agreement dated March 23, 2001, any net gain on the IVA refund or the Hedge will be applied to the U.S.$105,000 payment by ONCM to T-Mex under the T-Mex Advanced Amount Promissory Note due on October 15, 2001 and the U.S.$45,000 payment by ONCM to Kennecott under the Kennecott Advanced Amount Promissory Note due on October 15, 2001, and will be credited against the principal amounts outstanding thereunder.

(b)

The determination of the net gain on each of the IVA refund and the Hedge will be calculated net of all costs incurred by National Gold in setting up the Hedge and will be made in Canadian dollars.

(c)

National Gold shall, or shall cause ONCM to, pay T-Mex and Kennecott an amount equal to 14% and 6%, respectively, of the net proceeds received by National Gold, or any successor, assignee or merger partner of National Gold (the “Merger Partner”) whether by way of amalgamation, merger, corporate reorganization or business combination or any similar business transaction with any arms length third party (each a “Business Combination”), in respect of any public or private offering of securities (as defined in the Securities Act (British Columbia)) or any other debt or equity financing made by National Gold or such Merger Partner until such time as the Advanced Amount Promissory Notes have been satisfied in full.  Such amount is to be paid to each of T-Mex and Kennecott in the form of a cashier cheque or wire transfer in lawful money of the United States of America within 5 calendar days of National Gold Corporation or the Merger Partner receiving final approval for such debt or equity financing from the Canadian Venture Exchange, or if such approval is not required, within 5 calendar days of the closing of such financing.  National Gold shall impose a similar obligation on any proposed Merger Partner of National Gold provided that (i) the Business Combination is completed with the Merger Partner and (ii) the payment obligations of such Merger Partner shall not arise until the closing of the Business Combination.

Section 3.  Capital Payments.  Until all the obligations of ONCM under the Promissory Notes, the Debentures and the Asset Purchase Agreement as amended from time to time are satisfied in full,

(a)

during each quarter in which any ore, mineral, or other commercially valuable product (“Product”) is mined from the Concessions, ONCM shall pay quarterly capital payments per ounce of gold or gold equivalent produced (the “Capital Payments”) to T-Mex and Kennecott based on the Gold Price as defined in the RTE as follows:

Gold Price Range	Capital Payment (US$/oz)
US$0.00/oz to US$274.99/oz	$5.00
US$275.00/oz to US$299.99/oz	$7.50
US$300.00/oz to US$324.99/oz	$10.00
US$325.00/oz to US$349.99/oz	$12.50
US$350.00/oz or higher	$15.00

(b)

for purposes of calculating the Capital Payment due, Products other than gold shall be converted to a gold equivalent price based upon market price relationships between gold and other Products, calculated in a manner satisfactory to T-Mex and Kennecott, acting reasonably.

(c)

Capital Payments shall be paid in respect of all Product mined from the Concessions, including without limitation during any start-up phase, testing mining phase and pilot plant phase.

(d)

ONCM shall pay the Capital Payments to T-Mex and Kennecott on or before the fifth calendar day of the month following the end of the prior quarter.

(e)

Capital Payments shall be credited against outstanding obligations of ONCM owing under the following agreements or instruments until each is satisfied in full according to its terms in the following order: (i) firstly, the Advanced Amount Promissory Notes; (ii) the IVA Promissory Notes; (iii) the Deferred Closing Payment; (iv) the $750,000 Promissory Notes; (v) the $1,750,000 Promissory Notes; (vi) the $7,500,000 Debentures; and lastly, (vii) at T-Mex’s and Kennecott’s discretion, against any other amounts owing from ONCM to T-Mex or Kennecott from time to time.

Section 4. T-Mex Advanced Amount Promissory Note Amendment.  T-Mex and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the T-Mex Advanced Amount Promissory Note shall be deemed to be amended by deleting Section 1 in its entirety and substituting in its place and stead the following new Section 1:

1.

Payment.  (a)  ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$105,000 on the earlier of (i) October 15, 2001 and (ii) the date on which there is a Cross Default (the “First Payment Due Date”) and ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$189,000 on the earlier of (i) December 31, 2001 and (ii) the date on which there is a Cross Default (the “Second Payment Due Date”) (collectively, the First Payment Due Date and the Second Payment Due Date hereinafter referred to herein as “Due Date”).  The Principal Amount may be prepaid in whole or in part at any time without premium or penalty.  Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note.  The term “Cross Default” as used herein means anytime when ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the “Asset Purchase Agreement”) including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to the Holder and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture;

(b)  14% of the net proceeds received in respect of or arising out of any debt or equity financing completed in respect of any public or private offering of securities (as defined in the Securities Act (British Columbia)) or any other debt or equity financing made by ONCM shall be paid by ONCM to the Holder in the form of a cashier check or wire transfer in lawful money of the United States of America within 5 calendar days of National Gold Corporation or ONCM receiving final approval for such debt or equity financing from the Canadian Venture Exchange or if such approval is not required within 5 calendar days of the closing of such financing, for application to the outstanding obligations under this Note.  Any payments required, pursuant to this Section and not made within such 5 day period will constitute a default under Section 3.

Section 5.  Kennecott Advanced Amount Promissory Note Amendment.  Kennecott and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Kennecott Advanced Amount Promissory Note shall be deemed to be amended by deleting Section 1 in its entirety and substituting in its place and stead the following new Section 1:

1.

Payment.  (a)  ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$45,000 on the earlier of (i) October 15, 2001 and (ii) the date on which there is a Cross Default (the “First Payment Due Date”) and ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$81,000 on the earlier of (i) December 31, 2001 and (ii) the date on which there is a Cross Default (the “Second Payment Due Date”) (collectively, the First Payment Due Date and the Second Payment Due Date hereinafter referred to herein as “Due Date”).  The Principal Amount may be prepaid in whole or in part at any time without premium or penalty.  Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note.  The term “Cross Default” as used herein means anytime when ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the “Asset Purchase Agreement”) including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated as of January 1, 2001 to the Holder and Kennecott Minerals Company or (B) a debenture dated the date hereof granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture;

(b)  6% of the net proceeds received in respect of or arising out of any debt or equity financing completed in respect of any public or private offering of securities (as defined in the Securities Act (British Columbia)) or any other debt or equity financing made by ONCM shall be paid by ONCM to the Holder in the form of a cashier check or wire transfer in lawful money of the United States of America within 5 calendar days of National Gold Corporation or ONCM receiving final approval for such debt or equity financing from the Canadian Venture Exchange or if such approval is not required, within 5 calendar days of the closing of such financing, for application to the outstanding obligations under this Note.  Any payments required pursuant to this Section and not made within such 5 day period will constitute a default under Section 3.

Section 6.  T-Mex IVA Promissory Note Amendment.  T-Mex and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the T-Mex IVA Promissory Note shall be deemed to be amended by deleting from the second line of Section 1 the words, “July 15, 2001” and substituting in their place and stead the words, “October 15, 2001”.

Section 7.  Kennecott IVA Promissory Note Amendment.  Kennecott and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Kennecott IVA Promissory Note shall be deemed to be amended by deleting from the second line of Section 1 the words, “July 15, 2001” and substituting in their place and stead the words, “October 15, 2001”.

Section 8.  T-Mex Deferred Closing Payment Promissory Note Amendment.  T-Mex and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the T-Mex Deferred Closing Payment Promissory Note shall be deemed to be amended by deleting from the second line of Section 1, the words “July 15, 2001” and substituting in its place and stead the words “the Trigger Date (as defined below)” and adding the following sentence to the end of Section 1:

“The term “Trigger Date” as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 6-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$300/oz. and (ii) December 31, 2008.”

Section 9.  Kennecott Deferred Closing Payment Promissory Note Amendment.  Kennecott and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Kennecott Deferred Closing Payment Promissory Note shall be deemed to be amended by deleting from the second line of Section 1, the words “July 15, 2001” and substituting in its place and stead the words “the Trigger Date (as defined below)” and adding the following sentence to the end of Section 1:

“The term “Trigger Date” as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 6-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$300/oz. and (ii) December 31, 2008.”

Section 10.  T-Mex $1,225,000 Promissory Note Amendment.  T-Mex and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the T-Mex $1,225,000 Promissory Note shall be deemed to be amended by deleting from the second line of Section 1, the words “March 18, 2002” and substituting in its place and stead the words “the Trigger Date (as defined below)” and adding the following sentence to the end of Section 1:

“The term “Trigger Date” as used herein means the earlier of the date which is (i) 60 days after the date upon which the 9-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 9-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$300/oz. and (ii) December 31, 2008.”

Section 11.  Kennecott $525,000 Promissory Note Amendment.  Kennecott and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Kennecott $525,000 Promissory Note shall be deemed to be amended by deleting from the second line of Section 1, the words “March 18, 2002” and substituting in its place and stead the words “the Trigger Date (as defined below)” and adding the following sentence to the end of Section 1:

“The term “Trigger Date” as used herein means the earlier of the date which is (i) 60 days after the date upon which the 9-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 9-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$300/oz. and (ii) December 31, 2008.”

Section 12.  T-Mex $525,000 Promissory Note Amendment.  T-Mex and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the T-Mex $525,000 Promissory Note shall be deemed to be amended by deleting from the second line of Section 1, the words “September 26, 2001” and substituting in its place and stead the words “the Trigger Date (as defined below)” and adding the following sentence to the end of Section 1:

“The term “Trigger Date” as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 6-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$300/oz. and (ii) December 31, 2008.”

Section 13.  Kennecott $225,000 Promissory Note Amendment.  Kennecott and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Kennecott $225,000 Promissory Note shall be deemed to be amended by deleting from the second line of Section 1, the words “September 26, 2001” and substituting in its place and stead the words “the Trigger Date (as defined below)” and adding the following sentence to the end of Section 1:

“The term “Trigger Date” as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 6-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$300/oz. and (ii) December 31, 2008.”

Section 14.  Amendments to the T-Mex Debenture.  T-Mex and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the T-Mex Debenture shall be deemed to be amended as follows:

(a)

Section 1.1 of the T-Mex Debenture shall be amended by:

(i)

adding at the last line of the definition of “Advanced Amount Promissory Note” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(ii)

adding at the last line of the definition of “Deferred Closing Payment” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(iii)

adding at the last line of the definition of “IVA Promissory Note” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(iv)

adding at the sixth line of the definition of “Promissory Notes” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(v)

deleting the definition of “Maturity Date” in its entirety and substituting in its place and stead the following:

“Maturity Date” means the earlier of the date which is (i) 90 days after the date upon which the 9-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 9-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$325/oz. (the “Trigger Price”); (ii) December 31, 2010; and (iii) the date upon which a declaration is made pursuant to Section 5.2 hereof and the entire balance of this Debenture becomes due and payable (whether by acceleration or otherwise).  In the event that the Trigger Price is reached prior to October 1, 2004 the Maturity Date will be deemed to be December 31, 2004;

(b)

Section 2.2 of the T-Mex Debenture shall be amended by deleting from the second line of Section 2.2 the words “7%”, and inserting the words “nil %”;

(c)

Section 3.2 of the T-Mex Debenture shall be amended by adding to the fifth line of Section 3.2 after the words “Asset Purchase Agreement” the words “including, without limitation, the RTE”;

Section 15.  Amendments to the Kennecott Debenture.  Kennecott and ONCM agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Kennecott Debenture shall be deemed to be amended as follows:

(a)

Section 1.1 of the Kennecott Debenture shall be amended by:

(i)

adding at the last line of the definition of “Advanced Amount Promissory Note” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(ii)

adding at the last line of the definition of “Deferred Closing Payment” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(iii)

adding at the last line of the definition of “IVA Promissory Note” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(vi)

adding at the sixth line of the definition of “Promissory Notes” after the word “Kennecott”, the words “together with all amendments, supplements, extensions or other modifications or restatements thereof”;

(v)

deleting the definition of “Maturity Date” in its entirety and substituting in its place and stead the following:

“Maturity Date” means the earlier of the date which is (i) 90 days after the date upon which the 9-month trailing average gold price, listed by “London P.M. gold fix”, and if not so published by “London P.M. gold fix”, the 9-month trailing average gold price listed by “the Wall Street Journal”, equals or exceeds US$325/oz. (the “Trigger Price”); (ii) December 31, 2010; or (iii) the date upon which a declaration is made pursuant to Section 5.2 hereof and the entire balance of this Debenture becomes due and payable (whether by acceleration or otherwise).  In the event that the Trigger Price is reached prior to October 1, 2004 the Maturity Date will be deemed to be December 31, 2004;

(b)

Section 2.2 of the Kennecott Debenture shall be amended by deleting from the second line of Section 2.2 the words “7%”, and inserting the words “nil %”;

(c)

Section 3.2 of the Kennecott Debenture shall be amended by adding to the fifth line of Section 3.2 after the words “Asset Purchase Agreement” the words “including, without limitation, the RTE”.

Section 16.  Amendments to Royalty for Technical Expertise.  National Gold, ONCM, T-Mex and Kennecott agree that upon satisfaction by ONCM of the conditions set out in Section 17 hereof, the Royalty for Technical Expertise Agreement (the “RTE”) shall be deemed to be amended as follows:

(a)

Section 1 of the RTE shall be amended by deleting it in its entirety and substituting in its place and stead the following:

“1.

From the date of Commencement of Commercial Production until such time as the first 2,000,000 ounces of gold have been mined, processed and sold (or deemed sold) from the Property, ONCM shall pay to MSA or its Assignee (the “Holder”) a royalty for technical expertise (“RTE”) as a result of MSA providing geological and technical information on the Mulatos Project to ONCM at the time of Closing, equal to:

(a)

2% of the Net Smelter Returns in respect of all Products mined and sold (or deemed sold) by ONCM from the Property; and

(b)

the applicable percentage based upon the Gold Price as published in the Wall Street Journal for the calendar quarter in which the royalty is payable of the Net Smelter Returns in respect of all Silver and Gold Products mined and sold (or deemed sold) by ONCM from the Property as follows:

Gold Price Range	Net Smelter Return Royalty 100% Basis
US$0.00/oz to US$299.99/oz	1.0%
US$300.00/oz to US$324.99/oz	1.5%
US$325.00/oz to US$349.99/oz	2.0%
US$350.00/oz to US$374.99/oz	3.0%
US$375.00/oz to US$399.99/oz	4.0%
US$400.00/oz or higher	5.0%

(b)

The following shall be inserted as Section 1.1 of the RTE:

“1.1. (a)  ONCM shall pay to the Holder on or before the fifth calendar day of the month following the end of the prior quarter a royalty reserve quarterly payment (the “Royalty Reserve”) based upon the Gold Price in the prior quarter as set out below:

Gold Price Range	Royalty Reserve (C$)
US$0.00/oz to US$274.99/oz	$25,000
US$275.00/oz to US$324.99/oz	$75,000
US$325.00/oz to US$349.99/oz	$112,500
US$350.00/oz to higher	$150,000

(b)

The Royalty Reserve will be credited towards (i) firstly, any amounts then owing in respect of the RTE; and (ii) secondly, at ONCM’s election towards outstanding obligations under the Promissory Notes or Debentures.  Any portion not so credited shall be retained by the Holder without interest and may at the election of ONCM be credited against future amounts owing from ONCM to the Holder, provided that the Royalty Reserve may not be credited against future amounts owing in respect of the Royalty Reserve;

(c)

The Royalty Reserve will be paid by ONCM commencing on April 5, 2002 in respect of the first calendar quarter of 2002 and shall continue until all financial obligations of ONCM and National Gold pursuant to the Asset Purchase Agreement, the Promissory Notes and the Debentures as amended from time to time have been satisfied in full;

(d)

The Holder will hold the Royalty Reserve for its own benefit and not as agent or trustee for ONCM.  The Royalty Reserve shall not be refunded or returned to ONCM in any circumstances whatsoever but may be credited against outstanding obligations of ONCM to the Holder as set out in paragraph (b) above.

(c)

Section 2 of the RTE shall be amended by inserting the following:

(i)

the words “except any fraction thereof comprising or deemed to comprise Gold and Silver Products” shall be inserted immediately after the phrase “commercially valuable products” in the definition of Products;

(ii)

“(g)

“Gold Price” means the price per ounce equal to the average London p.m. gold price fix as published in The Wall Street Journal for the calendar quarter in which the royalty is payable;

(h)

“Gold and Silver Products” means ores, minerals, or other commercially valuable products containing gold or silver mined from the Property, provided that where such products contain a combination of gold or silver and other commercially valuable metals or minerals, Gold and Silver Products shall be deemed to comprise only that fraction of such products as represents the proportionate commercial value of the gold and silver contained in such products, with the remaining fraction of such products deemed to be Products.”

Section 17.  Conditions Precedent.  The obligations of T-Mex and Kennecott to amend the Asset Purchase Agreement, the Promissory Notes and the Debentures pursuant hereto are subject to the conditions precedent that as at the date hereof in respect of the said amendments with respect to the said consent (i) there is no Default or Event of Default under the Debentures which has occurred and is continuing including, without limitation, a failure to pay interest owing under the IVA Promissory Notes or a failure to pay all concession taxes in respect of the Concessions; and (ii) the representations and warranties of ONCM and National Gold set out in Article 4 of the Asset Purchase Agreement are true and correct in every material respect as of the date hereof.

Section 18.  No Use of Names.  Each of National Gold and ONCM covenants and agrees that it shall not use or make reference of any kind whatsoever in any news release, marketing document or other publication of any kind to the names “Placer Dome”, “Placer Dome Inc.”, “Kennecott” or any variations thereof without the prior written consent of Placer Dome Inc. or Kennecott Minerals Company (as applicable), which may be withheld for any reason.

Section 19.  Waiver of Confidentiality Agreements.  National Gold and ONCM covenant and agree that:

(a)

within 5 calendar days of receiving a request for a waiver from T-Mex, Kennecott or a third party which is party to confidentiality provisions in an agreement with National Gold or ONCM, National Gold and ONCM will provide to T-Mex, Kennecott and the third party a written waiver in the form attached hereto as Schedule “A” agreeing to waive all confidentiality provisions and restrictive covenants of any such agreement between National Gold or ONCM and the third party;

(b)

concurrent with the execution of this Agreement, National Gold and ONCM will provide to T-Mex and Kennecott a letter outlining National Gold and ONCM’s obligations pursuant to this section in the form attached hereto as Schedule “B”; and

(c)

in the event there is a material Event of Default as defined in Section 5.1 of the Debentures, National Gold and ONCM shall immediately upon request by T-Mex or Kennecott provide T-Mex and Kennecott with a complete list of all third parties who have entered into agreements with National Gold or ONCM containing confidentiality provisions in respect of the Mulatos Project, ONCM or National Gold.

Section 20.  Confirmation.  National Gold hereby acknowledges, confirms and agrees that notwithstanding the terms and conditions hereof the amendments to the Asset Purchase Agreement, the Promissory Notes and the Debentures contained herein and the execution and delivery of this Agreement by the parties hereto and whether or not any conditions precedent contained herein have been fulfilled:

(a)

all adjustments or modifications to the obligations underlying the Guarantee have been made and are permitted under the terms and conditions of such Guarantee; and

(b)

the Guarantee and all security granted by National Gold in respect of the Guaranteed Obligations (as defined in the Guarantee) including, without limitation, a general security agreement dated March 23, 2001 and a share pledge dated March 23, 2001 shall remain in full force and effect as valid and binding continuing security in accordance with their terms without impairment or novation thereof for all present and future debts and liabilities, direct or indirect or otherwise now or at any time or from time to time hereafter due or owing from National Gold and ONCM to T-Mex and Kennecott.

Section 21.  Confirmation.  Albert Matter hereby acknowledges, confirms and agrees that notwithstanding the terms and conditions hereof the amendments to the Asset Purchase Agreement, the Promissory Notes and the Debentures contained herein and the execution and delivery of this Agreement by the parties hereto and whether or not any conditions precedent contained herein have been fulfilled the share pledge granted by Albert Matter to and in favour of MSA dated March 23, 2001 (the “Share Pledge”) in respect of the Obligations (as defined in the Share Pledge) shall remain in full force and effect as valid and binding continuing security in accordance with its terms without impairment or novation thereof for all present and future debts and liabilities, direct or indirect or otherwise now or at any time or from time to time hereafter due or owing from Albert Matter and ONCM to T-Mex and Kennecott.

Section. 22.  Acknowledgement.  The parties acknowledge that save as otherwise indicated herein, the Asset Purchase Agreement, the Promissory Notes and the Debentures and the other Security Documents shall continue unamended and remain in full force and effect and except as amended and supplemented by this Agreement, the Asset Purchase Agreement and the Security are in all respects confirmed, ratified and preserved.

Section 23.  Further Assurances.  ONCM and National Gold shall, at all times hereafter at the reasonable request of T-Mex and Kennecott execute and deliver to T-Mex and Kennecott all such further documents and instruments and shall do and perform such acts as may be necessary to give full effect to the intent and meaning of this Agreement including without limitation, all such further documents, certificates and instruments as considered necessary or desirable by T-Mex and Kennecott to preserve, protect or perfect the Security and ONCM acknowledges and agrees that a default hereunder shall constitute a Default and Event of Default under the Debentures.

Section 24.  Successors and Assigns.  This Agreement shall be binding upon ONCM and National Gold and their respective successors and permitted assigns and shall enure to the benefit of T-Mex and Kennecott and their respective successors and assigns.

Section 25.  Severability.  The provisions of this Agreement are intended to be severable.  If any provision hereof is held to be invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

Section 26.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and Canada applicable therein and shall be treated in all respects as a British Columbia contract.

Section 27.  Counterparts.  This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first above written.

O.N.C. de MEXICO S.A. de C.V.		TENEDORAMEX S.A. de C.V.
Per:	(signed) “Albert Matter”	Per:	(signed) “Mark Isto”
	Authorized Signing Officer		Authorized Signing Officer
Per:		Per:
	Authorized Signing Officer		Authorized Signing Officer
KENNECOTT MINERALS COMPANY		NATIONAL GOLD CORPORATION
Per:	(signed)	Per:	(signed) “Albert Matter”
	Authorized Signing Officer		Authorized Signing Officer
Per:		Per:
	Authorized Signing Officer		Authorized Signing Officer

(signed)

(signed) “Albert Matter”

Witness	ALBERT MATTER

SCHEDULE “A”

FORM OF WAIVER

TO:

_________________________ [Name(s) of other party(ies) to Agreement] (the “Third Party”)

Tenedoramex S.A. de C.V. (“T-Mex”)

Kennecott Minerals Company (“Kennecott”)

National Gold Corporation (“National Gold”) and/or O.N.C. de Mexico S.A. de C.V. (“ONCM”) are party[ies] to a _________________________________________________ [Name of Agreement] dated _______________________ between and ________________________________ [Name(s) of other party(ies) to Agreement] (the “Agreement”).  T-Mex, Kennecott, National Gold and ONCM are parties to an Asset Purchase Agreement dated December 21, 2000, as amended (the “Asset Purchase Agreement”), pursuant to which ONCM purchased the Mulatos orebody and mineral exploration and development project, concessions and related assets located near the village of Mulatos in the state of Sonora, Mexico (the “Mulatos Project”).

T-Mex and Kennecott have advised that the Third Party wishes to enter into discussions with T-Mex and Kennecott with respect to the potential acquisition of a direct or indirect interest in the Mulatos Project, in whole or in part, by way of an asset purchase, a share purchase, an assignment and assumption of debts owed by ONCM to T-Mex and Kennecott, an assignment and assumption of the Asset Purchase Agreement or related documents and instruments, an assignment and assumption of security or any similar business transaction through with the Third Party may acquire a direct or indirect interest in the Mulatos Project (together with any acts in furtherance of the foregoing, the “Potential Transaction”).

As required by the terms of the Asset Purchase Agreement, National Gold and ONCM hereby irrevocably waive all confidentiality provisions of the Agreement with respect to a Potential Transaction and further acknowledge and agree that notwithstanding anything contained in the Agreement, the Third Party may enter into discussions, negotiate, enter into an agreement for and conclude a Potential Transaction and such actions shall not constitute a breach by the Third Party of the Agreement.  National Gold and ONCM irrevocably and permanently waive all provisions of the Agreement that may prohibit or restrict the Third Party from entering into a Potential Transaction for any period of time or at all and further release the Third Party from all liability in respect of pursuing, disclosing confidential information in respect of or entering into a Potential Transaction.

The undersigned acknowledge that in reliance upon giving this waiver, T-Mex, Kennecott and the Third Party have undertaken and will undertake trouble and expense in preparation for the Potential Transaction, and in consideration of these premises, covenants and agrees with each of T-Mex, Kennecott and the Third Party not to revoke this waiver.

As of this __ day of ________, 20__.

O.N.C. de MEXICO S.A. de C.V.		NATIONAL GOLD CORPORATION
Per:	(signed) “Albert Matter”	Per:	(signed) “Albert Matter”
	Authorized Signing Officer		Authorized Signing Officer

SCHEDULE “B”

CONFIRMATORY LETTER

[LETTERHEAD OF NATIONAL GOLD]

TO WHOM IT MAY CONCERN:

Pursuant to a Second Amendment Agreement dated August ___, 2001 between National Gold Corporation (“National Gold”), O.N.C. de Mexico S.A. de C.V. (“ONCM”), Tenedoramex, S.A. de C.V. (“T-Mex”), Kennecott Minerals Company (“Kennecott”) and Albert Matter, National Gold and ONCM hereby acknowledge their obligation under section 19 of the Second Amendment Agreement to provide, within 5 calendar days of a request, a written waiver of all confidentiality provisions and restrictive covenants in any agreement between National Gold and/or ONCM on one hand and any third party(ies) on the other hand, in the form attached as Schedule “A” hereto.

O.N.C. de MEXICO S.A. de C.V.		NATIONAL GOLD CORPORATION
Per:		Per:
	Authorized Signing Officer		Authorized Signing Officer

PROMISSORY NOTE

US $294,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagaré"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Tenedoramex, S.A. de C.V. (the "Holder") at Guerrero 109 Sur-altos entre Jalisco y Puebla, Hermosillo, Sonora, Mexico, C.P. 83000, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of the United States of America, the principal sum of $294,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. (a) ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$105,000 on the earlier of (i) October 15; 2001 and (ii) the date on which there is a Cross Default (the "First Payment Due Date") and ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$189,000 on the earlier of (i) December 31, 2001 and (ii) the date on which there is a Cross Default (the "Second Payment Due Date") (collectively, the First Payment Due Date and the Second Payment Due Date hereinafter referred to herein as "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Cross Default" as used herein means anytime when ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to the Holder and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture.

(b) 14% of the net proceeds received in respect of or arising out of any debt or equity financing completed in respect of any public or private offering of securities (as defined in Securities Act (British Columbia)) or any other debt or equity financing made by ONCM shall be paid by ONCM to the Holder in the form of a cashier check or wire transfer in lawful money of the United States of America within 5 calendar days of National Gold Corporation or ONCM receiving final approval for such debt or equity financing from the Canadian Venture Exchange or if such approval is not required, within 5 calendar days of the closing of such financing, for application to the outstanding obligations under this Note. Any payments required pursuant to this Section and not made within such 5 day period will constitute a default under Section 3.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest-shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) Albert Matter Title : President

PROMISSORY NOTE

U. S. $126,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagaré"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Kennecott Minerals Company (the "Holder") at 224 North 2200 West, Salt Lake City, Utah, U.S.A. 84116, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of the United States of America, the principal sum of $126,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. (a) ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$45,000 on the earlier of (i) October 15, 2001 and (ii) the date on which there is a Cross Default (the "First Payment Due Date") and ONCM shall pay to the Holder and there shall become due the principal amount of U.S.$81,000 on the earlier of (i) December 31, 2001 and (ii) the date on which there is a Cross Default (the "Second Payment Due Date") (collectively, the First Payment Due Date and the Second Payment Due Date hereinafter referred to herein as "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Cross Default" as used herein means anytime when ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory -notes granted by ONCM dated -the date hereof to the Holder and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture.

(b) 6% of the net proceeds received in respect of or arising out of any debt or equity financing completed in respect of any public or private offering of securities (as defined in Securities Act (British Columbia)) or any other debt or equity financing made by ONCM shall be paid by ONCM to the Holder in the form of a cashier check or wire transfer in lawful money of the United States of America within 5 calendar days of National Gold Corporation or ONCM receiving final approval for such debt or equity financing from the Canadian Venture Exchange or if such approval is not required, within 5 calendar days of the closing of such financing, for application to the outstanding obligations under this Note. Any payments required pursuant to this Section and not made within such 5 day period will constitute a default under Section 3.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default  under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this-Note, together with any other amount due-under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any -single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this-Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$1,102,500	March 23, 2001

FOR VALUE RECEIVED and by this. promissory note ("pagaré"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Tenedoramex, S.A. de C.V. (the "Holder") at Guerrero 109 Sur-altos entre Jalisco y Puebla, Hermosillo, Sonora, Mexico, C.P. 83000, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $1,102,500 (the "Principal Amount"), together with interest on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $1,102,500 on the earlier of (i) October 15, 2001 and (ii) the date on which the value added tax arising from ONCM's purchase under an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") is refunded by the Government of the United Mexican States to ONCM and (iii) the date on which ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with the Asset Purchase Agreement including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to the Holder and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Interest. (1) The Principal Amount hereof remaining from time to time unpaid and outstanding shall bear simple interest from March 23, 2001 to and including the Due Date at a rate per annum equal to twelve (12%) percent. Such interest shall accrue and be calculated monthly, and shall be payable monthly, in arrears, on the last business day of each month, commencing on March 30, 2001. Any amount of principal, interest or other amounts payable hereunder on any amount which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest (both before and after default and judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at the rate per annum set out in this Section.

(2) All computations of interest shall be made on the basis of a year of 365 days and the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Holder of an amount of interest payable by ONCM shall be conclusive and binding for all purposes absent manifest error.

4.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

5.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

6.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

7.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

8.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

9.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has executed and delivered this Note on the. date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$472,500	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Kennecott Minerals Company (the "Holder") at 224 North 2200 West, Salt Lake City, Utah, U.S.A. 84116, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $472,500 (the "Principal Amount"), together with interest on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $472,500 on the earlier of (i) October 15, 2001 and (ii) the date on which the value added tax arising from ONCM's purchase under an asset purchase. agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") is refunded by the Government of the United Mexican States to ONCM and (iii) the date on which ONCM fails to pay or perform when due any of its - indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with the Asset Purchase Agreement including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the ''` Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to the Holder and Tenedoramex, S.A. de C.V. or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the. Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Interest. (1) The Principal Amount hereof remaining from time to time unpaid and outstanding shall bear simple interest from March 23, 2001 to and including the Due Date at a rate per annum equal to twelve (12%) percent. Such interest shall accrue and be calculated monthly, and shall be payable monthly, in arrears, on the last business day of each month, commencing on March 30, 2001. Any amount of principal, interest or other amounts payable hereunder on any amount which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest (both before and after default and judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at the rate per annum set out in this Section.

(2) All computations of interest shall be made on the basis of a year of 365 days and the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Holder of an amount of interest payable by ONCM shall be- conclusive and binding for all purposes absent manifest error.

4.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

5.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified. or amended from time to time.

6.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

7.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise; all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

8.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, -waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given. in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is- of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this, Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by.evidence of any alleged oral agreement.

9.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$175,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Tenedoramex, S.A. de C.V. (the "Holder") at Guerrero 109 Sur-altos entre Jalisco y Puebla, Hermosillo, Sonora, Mexico, C.P. 83000, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $175,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM~shall pay to the Holder $175,000 on,the earlier of (i) the Trigger Date (as defined below) and (ii). the date on which ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to the Holder and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Trigger Date" as used herein means Ahe earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by "London P.M. gold fix", and if not so published by "London P.M. gold fix", the 6-month trailing average gold price listed by "the Wall Street Journal", equals or exceeds US$300/oz. and (ii) December 31, 2008.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an. event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive -interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer all or any part of the Holder's .rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM’s rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability 'or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has-executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$75,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Kennecott Minerals Company (the "Holder") at 224 North 2200 West, Salt Lake City, Utah, U.S.A. 84116, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $75,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $75,000 on the earlier of (i) the Trigger Date (as defined below) and (ii) the date on which ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to the Holder and Tenedoramex, S.A. de C.V. or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Trigger Date" as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by "London P.M. gold fix", and. if not so-published by "London P.M. gold fix", the 6-month trailing average gold price listed by "the Wall Street Journal", equals or exceeds US$300 oz. and (ii) December 31, 2008.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained- in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result. in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other -written agreement entered into in connection with this- Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$1,225,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Tenedoramex, S.A. de C.V. (the "Holder") at Guerrero 109 Sur-altos entre Jalisco y Puebla, Hermosillo, Sonora, Mexico, C.P. 83000, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $1,225,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $1,225,000 on the-earlier of (i) the Trigger Date (as defined below) and (ii) the date on which ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated 'as of December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to Tenedoramex, S.A. de C.V. and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term. "Trigger Date" as used herein means the earlier of the date which is (i) 60 days after the date upon which the 9-month trailing average gold price, listed by "London P.M. gold fix", and if not so published by "London P.M. gold fix", the 9-month trailing average gold price listed by "the Wall Street Journal", equals or exceeds US$300/oz. and (ii) December 31, 2008.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not mAde when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are. expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation .of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this- Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8.

Conflicts . In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has- executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$525,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to .the order of Kennecott Minerals Company (the "Holder") at 224 North 2200 West, Salt Lake City, Utah, U.S.A. 84116, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $525,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $525,000 on the earlier of (i) the Trigger Date (as defined below) and (ii) the date on which ONCM fails to pay or perform when due any. of its indebtedness, liabilities of obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to Tenedoramex, S.A. de C.V. and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Trigger Date" as used herein means the earlier of the date which is (i) 60 days after the date upon which the 9-month trailing average gold price, listed by "London P.M. gold fix", and if not so published by "London P.M. gold fix", the 9-month trailing average gold price listed by "the Wall Street Journal", equals or exceeds US$300%z. and (ii) December 31, 2008.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not made when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the. Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court. costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usurv. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note; if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer, all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British..Columbia law. This Note; the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has-executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$525,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Tenedoramex, S.A. de C.V. (the "Holder") at Guerrero 109 Sur-altos entre Jalisco y Puebla, Hermosillo, Sonora, Mexico, C.P. 83000, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, the principal sum of $525,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $525,000 on the earlier of (i) the Trigger Date (as defined below) and (ii) the date on which ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Minera San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred .Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to Tenedoramex, S.A. de C. V. and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Minera San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Trigger Date" as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by "London P.M. gold fix", and if not so published by "London P.M. gold fix", the 6-month trailing average gold price listed by "the Wall Street Journal", equals or exceeds US$3001oz. and (ii) December 31, 2008.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default.  If any payment required under this Note is not made when due,  the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or' partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and' ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

 Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradicted by evidence of any alleged oral agreement.

8

Conflicts . In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has-executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President

PROMISSORY NOTE

$225,000	March 23, 2001

FOR VALUE RECEIVED and by this promissory note ("pagare"), the undersigned O.N.C. de Mexico S.A. de C.V., a Mexican corporation ("ONCM") whose address is Insurgentes sur 800 Piso 16, Col. del Valle, Mexico, CP 03100, unconditionally promises to pay to the order of Kennecott Minerals Company (the "Holder") at 224 North 2200 West, Salt Lake City, Utah, U.S.A. 84116, or at such other place as the Holder of this Note may from time to time designate in writing, without deduction or setoff, in lawful money of Canada, .the principal sum of $225,000 (the "Principal Amount"), together with interest, if any, on such Principal Amount and any other amounts due under this Note.

1.

Payment. ONCM shall pay to the Holder $225,000 on the earlier of (i) the Trigger Date (as defined below) and (ii) the date on which ONCM fails to pay or perform when due any of its indebtedness, liabilities or obligations under or in respect of (A) any of the promissory notes issued in connection with an asset purchase agreement dated December 21, 2000, as amended, among Miners San Augusto, S.A. de C.V., ONCM and National Gold Corporation (the "Asset Purchase Agreement") including, without limitation, the Promissory Notes, the Advanced Amount Promissory Note, the IVA Payment Promissory Note and the Deferred Closing Payment (all as such terms are defined in the Asset Purchase Agreement) together with any promissory notes issued in replacement and substitution of the said promissory notes, including, without limitation, the promissory notes granted by ONCM dated the date hereof to Tenedoramex, S.A. de C.V. and Kennecott Minerals Company or (B) a debenture dated as of January 1, 2001 granted by ONCM to Miners San Augusto, S.A. de C.V. together with any debentures issued in replacement and substitution of the said debenture (the "Due Date"). The Principal Amount may be prepaid in whole or in part at any time without premium or penalty. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note, next to interest accrued under this Note, if any, and any balance shall be applied to reduce the Principal Amount of this Note. The term "Trigger Date" as used herein means the earlier of the date which is (i) 60 days after the date upon which the 6-month trailing average gold price, listed by "London P.M. gold fix", and if not so published by "London P.M. gold fix", the 6-month trailing average gold price listed by "the Wall Street Journal", equals or exceeds US$300%z. and (ii) December 31, 2008.

2.

Late or Partial Payments. The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of ONCM to pay such entire amount. The failure of ONCM to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note on the occurrence of an event of default under this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

3.

Default. If any payment required under this Note is not mode when due, the entire unpaid Principal Amount of this Note, together with any other amount due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at a nominal rate (the "Default Rate") of 12 percent per annum with interest upon overdue interest at the same rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. ONCM shall pay all costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and trustee's and attorneys' fees and costs.

4.

Security. This Note is secured by a security agreement and Blanket Guarantee issued pursuant to the terms of an Asset Purchase Agreement and the documents, agreements, certificates and instruments contemplated therein creating a lien and/or security interest on certain real and personal property rights and interests of ONCM hereof, all as contemplated in the said Asset Purchase Agreement and ancillary documents, as they may be modified or amended from time to time.

5.

Usury. Notwithstanding any other provision contained in this Note, in the Asset Purchase Agreement or in any other agreement entered into in connection with this Note, if the Holder ever receives as interest under this Note or the Asset Purchase Agreement an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid Principal Amount then outstanding under this Note, and not toward the payment of interest.

6.

Assignment. The Holder may assign or transfer all or any part of the Holder's rights or obligations under this Note and on request of the Holder ONCM shall issue and deliver new promissory notes having the same terms and conditions as this Note (the "Replacement Notes") except that the principal amount under the Replacement Notes shall equal in the aggregate the principal amount outstanding under this Note. ONCM may not assign or transfer, whether absolutely, by way of security or otherwise, all or any part of ONCM's rights or obligations under this Agreement without the Holder's prior written consent.

7.

Miscellaneous. ONCM and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. Time is of the essence with respect to all obligations of ONCM under this Note. The unenforceability or invalidity of any provisions of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind ONCM and inure to the benefit of the Holder. This Note shall be governed by British Columbia law. This Note, the Asset Purchase Agreement and any other written agreement entered into in connection with this Note are the final expression of the agreement between the Holder and ONCM and may not be contradict by evidence of any alleged oral agreement.

8.

Conflicts. In the event of a conflict between the provisions of this Note and the provisions of the Asset Purchase Agreement, the Asset Purchase Agreement shall prevail.

THE UNDERSIGNED has executed and delivered this Note on the date first set forth above in Mexico City, Mexico.

O.N.C. de MEXICO S .A. de C.V. By : (signed) “Albert Matter” Title : President